[Graphic]
[Graphic]
Federated Investors

Federated Adjustable Rate
U.S. Government
Fund, Inc.

7TH ANNUAL REPORT
FEBRUARY 28, 1998

ESTABLISHED 1991

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated Adjustable Rate U.S. Government Fund, Inc. was created in 1991, and I am pleased to present its seventh Annual Report.

The report covers the 12-month period from March 1, 1997, through February 28, 1998. It begins with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Advisers. She offers her views on today's interest rate environment, fund performance and the fund's investments in U.S. government securities. Following her discussion, you will find three additional items of shareholder interest. First, is a series of graphs that display the fund's performance of a lump sum investment with all income dividends reinvested and the investment results of making systematic investments in fund shares with dividends reinvested. Second, is a complete listing of the fund's holdings. Third, is the publication of the fund's financial statements.

Shareholders have received generous monthly income from the fund's conservative portfolio of adjustable-rate mortgage-backed securities with short maturities of
1.50 to 1.75 years.

Over the 12-month reporting period, the fund paid income distributions totaling $0.53 per share. The share price stood at $9.56 on the first day of the reporting period and $9.52 on the last day. The fund's total return performance during the reporting period was 5.25% based on net asset value.* On February 28, 1998, the 30-day current net yield was 5.55%.**

On February 28, 1998, 93.3% of the fund's $183.6 million in net assets were invested in U.S. government mortgage-backed securities, with the remainder invested in a repurchase agreement. The fund maintained its AAAf credit rating by Standard & Poor's, the highest credit quality rating available for a mutual fund.+

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's 1-year total return reflecting the 1% contingent deferred sales charge was 4.14%.

** The 30-day current net yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

+ An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks.

Thank you for participating in Federated Adjustable Rate U.S. Government Fund, Inc. as a conservative way to pursue income. Consider the advantages of adding to your account on a regular basis and reinvesting your dividends.

As always, we welcome your comments and questions.

Sincerely,

[Graphic]

Richard B. Fisher
President
April 15, 1998

INVESTMENT REVIEW

[Graphic]

Kathy Foody-Malus
Vice President
Federated Advisers


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THE FUND'S FISCAL YEAR WAS CHARACTERIZED BY STEADY GROWTH IN THE U.S.
ECONOMY, NEGLIGIBLE INFLATION, AND THE ASIAN ECONOMIC CRISIS. HOW HAS THE BOND MARKET REACTED TO THESE INFLUENCES?

The first half of the fund's fiscal year was dominated by strong growth and benign inflation. These factors caused the Federal Reserve Board to tighten interest rates 25 basis points once during this period. The dominating issues in the second half of the fund's fiscal year were the currency and financial crisis in the Asian markets. The bond market rallied on the trouble in Asia and its potential cooling effect on inflation and growth in the U.S. The 30-year Treasury bond reached a cyclical low of 5.69% in mid- January, 1998. Since then, interest rates have slightly risen from their historical lows, and the market continues to support a view of low inflation and slower economic growth.

[Graphic]

IN THIS RELATIVELY LOW RATE ENVIRONMENT, TO WHAT EXTENT HAVE MORTGAGE REFINANCINGS AFFECTED THE ADJUSTABLE-RATE MARKET?

Many investors remember the 1992-1993 surge in refinancing and the corresponding poor performance by the fixed-rate mortgage market. This time around, it is not the fixed-rate market, but the adjustable-rate market that is most impacted by the rally in Treasuries. During the fund's fiscal reporting period ended February 28, 1998, the spread among 1-year and 10-year U.S. Treasuries flattened by 66 basis points, with the majority occurring in the 10-year Treasury, as rates rallied by 94 basis points. The combination of a flat yield curve and attractive fixed-rate mortgage rates is the perfect scenario for increased prepayment activity by adjustable-rate borrowers. In recent months many homeowners have taken advantage of this opportunity and refinanced from an adjustable-rate mortgage into a lower 30-year fixed-rate mortgage.

[Graphic]

WHAT WAS YOUR STRATEGY TO COMBAT THESE PREPAYMENT RISKS?

The fund's strategy focused on seasoned conventional and Government National Mortgage Association adjustable-rate mortgages, combined with structured mortgage products. This strategy served fund investors well as seasoned adjustable-rate mortgages were fully indexed for some time and have endured several environments conducive to refinancing. Highly rate-sensitive borrowers are likely to have refinanced while remaining loans will exhibit lower refinancing sensitivity.

[Graphic]

HOW DID FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. PERFORM FOR SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME DURING ITS FISCAL YEAR?

The fund paid a monthly dividend stream totaling $0.53 per share over the 12-month period from March 1, 1997 through February 28, 1998. The fund's total return for the period, based on net asset value, was 5.25%.* This compares to a total return of 6.00% for the Merrill Lynch 1-Year Treasury Index, 6.95% for the Merrill Lynch 2-Year Treasury Index, and 5.84% for the Lipper Adjustable Rate Mortgage Fund Average.**

* Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return for the reporting period reflecting the 1% contingent deferred sales charge was 4.14%.

** The Merrill Lynch 1-Year and 2-Year Treasury Indices comprise the most recently issued 1-Year and 2-Year Treasury notes, respectively. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not reflect sales charges. The indices and average are unmanaged and actual investments cannot be made in an index.

[Graphic]

HOW WERE THE ASSETS OF THE FUND ALLOCATED AMONG DIFFERENT TYPES OF MORTGAGE-BACKED SECURITIES AT THE END OF THE REPORTING PERIOD?

As of February 28, 1998, the fund's portfolio was primarily invested in the following types of issues:

                                             PERCENTAGE OF
                                              TOTAL MARKET
                              MATURITIES         VALUE
 Federal Home Loan
 Mortgage
 Corporation               11/01/2016 to
 ("FHLMC")                   04/01/2029         41.41%
 Government National
 Mortgage Association      03/15/2010 to
 ("GNMA")                  04/20/2026           31.26%
 Federal National
 Mortgage Association      12/01/2010 to
 ("FNMA")                    06/01/2029         21.63%

[Graphic]

WHAT ARE YOUR EXPECTATIONS FOR THE REMAINDER OF 1998, AND HOW WILL THAT IMPACT YOUR STRATEGY?

The current environment in bonds continues to be a trading range until the release of further economic data confirming a slowdown in economic growth and continued low inflation. Near term, the road will be rocky as adjustable-rate investors deal with prepayments; however, over the longer term, we believe that the sector will continue to provide a competitive return advantage.


BOND INVESTING TERMS

MATURITY -- The amount of time in which a bond's principal becomes due.

COUPON -- The interest rate on a bond that the issuer promises to pay until the bond matures.

CURRENT YIELD -- The amount of interest paid by a bond, expressed as a percentage of its value. Yield may differ from the coupon because the bond's value may change over time. As a bond's price falls, its yield rises, and vice versa.

DURATION -- A measurement of a bond's price volatility relative to a change in the general level of interest rates. Duration takes into account the size of the coupon and the time to maturity. Generally, longer or higher durations have more risk than shorter or lower durations.

INVESTMENT GRADE BONDS -- Corporate and municipal bonds rated within the top four categories (Caa or higher by Moody's or BBB or higher by Standard & Poor's) based on the issuer's ability to pay the interest and principal. Bonds rated lower are more speculative. U.S. Treasury and government agency bonds are not rated because the payment of principal and interest are guaranteed directly by the U.S. government or the issuing agency.

FEDERAL RESERVE BOARD -- Under the direction of a Chairman (currently Alan Greenspan), the Federal Reserve Board (the "Fed") consists of seven members that are appointed by the President. The Fed regulates the U.S. monetary and banking system and sets economic policy, including the direction of short-term interest rates. When the Fed is said to "tighten," it raises rates. When it "eases," it lowers rates.

MORTGAGE-BACKED BOND -- A bond that gives the owner an interest in a group of home mortgages, known as a pool.

PREPAYMENTS -- This occurs when homeowners move or refinance mortgages to take advantage of lower interest rates. As a result, the principal is paid off to investors who own interests in the mortgages--and have to reinvest in a lower rate environment.

PASS-THROUGH MORTGAGE SECURITIES -- A group of mortgages pooled together and sold to investors.

GNMA -- An abbreviation for the Government National Mortgage Association, a U.S. government agency that issues pass-through mortgage securities. These securities are known as "Ginnie Maes," and their payment of principal and interest is guaranteed by the U.S. government.

FNMA -- An abbreviation for the Federal National Mortgage Association, a publicly owned, government-sponsored company that buys mortgages from lenders and packages them into securities for sale to investors. This agency and each mortgage-backed security are also known as "Fannie Mae."

FHLMC -- An abbreviation for the Federal Home Loan Mortgage Corporation, an agency that buys mortgages from lenders and packages them into securities for sale to investors. The agency and each mortgage-backed security it issues are also known as "Freddie Mac."

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $7,000 IN FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. ON 7/25/91, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $9,517 ON 2/28/98. YOU WOULD HAVE EARNED A 4.76%* AVERAGE ANNUAL TOTAL RETURN FOR THE 7-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, the average annual one-year, five-year and since inception (7/25/91) total returns were 4.41%, 4.59%, and 4.78% respectively.

[Graphic representation "A1" omitted.  SEE APPENDIX]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% contingent deferred sales charge prior to 48 months.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 7 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $8,356.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Federated Adjustable Rate U.S. Government Fund, Inc. on 7/25/91, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $7,000, but your account would have reached a total value of $8,356* by 2/28/98. You would have earned an average annual total return of 4.93%.

A practical investment plan helps you pursue current income from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

[Graphic representation "A2" omitted.  SEE APPENDIX]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR CURRENT INCOME

Seven years ago, in July 1991, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Federated Adjustable Rate U.S. Government Fund, Inc. because it invests in government securities which traditionally are some of the safest, most credit-worthy securities issued in America.

The Laughlin's account totaled $135,952 as of 2/28/98 for an average annual total return of 4.76%.**

[Graphic representation "A3" omitted.  SEE APPENDIX]

* Fund shares are not guarantueed and their value will fluctuate with market conditions.

** This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

GROWTH OF $10,000 INVESTED IN FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT
FUND, INC.

The graph below illustrates the hypothetical investment of $10,000* in Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") from July 25, 1991 (start of performance) to February 28, 1998, compared to the Lehman Brothers Adjustable Rate Mortgage Index ("LBARMI"), the Lipper Adjustable Rate Mortgage Funds Average ("LARMFA"), the Merrill Lynch 1-Year Treasury Index ("ML1YTI"), and the Merrill Lynch 2-Year Treasury Index ("ML2YTI").+

[Graphic representation "A4" omitted.  SEE APPENDIX]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1% contingent deferred sales charge in any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMFS1-3USGI, LBARMI, LARMFA, ML1YTI and ML2YTI have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

*** For this illustration, the LBARMI began performance on January 1, 1992. The index was assigned a beginning value of $10,331, the value of the fund on December 31, 1991.

+ The LBARMI, ML1YTI and the ML2YTI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged. ML1YTI and ML2YTI are unmanaged indices that track 1-year and 2-year U.S. government securities, respectively, and are representative of the performance of the securities of the Fund's portfolio. The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
PORTFOLIO OF INVESTMENTS

FEBRUARY 28, 1998

  PRINCIPAL
    AMOUNT                                                                              VALUE
 U.S. GOVERNMENT OBLIGATIONS--93.3%
 $           55,881,351 Federal Home Loan Mortgage Corp. PC ARM--31.5%
                        7.563% - 7.832%, 4/1/2018 - 4/1/2020                     $       57,926,008
                        FEDERAL HOME LOAN MORTGAGE CORP. - REMIC --8.3%
             10,000,000 5.600%, 8/15/2017 (Series 1608-E)                                 9,945,300
              2,025,000 5.750%, 10/15/2016 (Series 1584-E)                                2,019,148
              3,250,000 6.250%, 6/15/2008 (Series 1544-E)                                 3,261,993
                         Total                                                           15,226,441
              1,956,472 Federal Home Loan Mortgage Corp. --1.1%
                        9.000%, 11/1/2016                                                 2,092,819
             25,042,393 Federal National Mortgage Association ARM --13.9%
                        6.201% - 7.640%, 7/1/2018 - 5/1/2036                             25,599,741
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION - REMIC--4.1%
              3,712,000 5.650%, 5/25/2017 (Series 93-206-E)                               3,688,503
              3,869,000 5.750%, 7/25/2005 (Series 93-209-E)                               3,851,899
                         Total                                                            7,540,402
              5,504,238 Federal National Mortgage Association --3.4%
                        9.500% - 12.250%, 12/1/2010 - 7/1/2016                            6,158,412
             32,398,372 Government National Mortgage Association ARM--18.1%
                        6.000% - 7.375%, 3/20/2017 - 11/20/2027                          33,155,699
             20,973,698 Government National Mortgage Association --12.9%
                        9.500% - 12.000%, 3/15/2010 - 12/15/2021                         23,647,181
                         TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST             171,346,703
                         $170,094,167)
 (A)REPURCHASE AGREEMENT--5.6%
             10,370,000 BT Securities Corp., 5.640%, dated 2/27/1998, due
                        3/2/1998 (AT AMORTIZED COST)                                     10,370,000
                         TOTAL INVESTMENTS (IDENTIFIED COST $180,464,167)(B)     $      181,716,703

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $180,464-167. The net unrealized appreciation of investments on a federal tax basis amounts to $1,252,536 which is comprised of $1,376,709 appreciation and $124,173 depreciation at February 28, 1998.

Note: The categories of investments are shown as a percentage of net assets ($183,603,929) at February 28, 1998.

The following acronyms are used throughout this portfolio:

ARM --Adjustable Rate Mortgage

PC --Participation Certificate

REMIC --Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1998

 ASSET:
 Total investments in securities, at value (identified and
 tax cost $180,464,167)                                                           $    181,716,703
 Cash                                                                                          968
 Income receivable                                                                       2,656,657
 Receivable for shares sold                                                                    820
   Total assets                                                                        184,375,148
 LIABILITIES:
 Payable for shares redeemed                                          $344,755
 Income distribution payable                                           308,901
 Accrued expenses                                                      117,563
   Total liabilities                                                                       771,219
 NET ASSETS for 19,290,274 shares outstanding                                     $    183,603,929
 NET ASSETS CONSIST OF:
 Paid in capital                                                                  $    224,994,536
 Net unrealized appreciation of investments                                              1,252,536
 Accumulated net realized loss on investments                                          (42,772,534)
 Undistributed net investment income                                                       129,391
   Total Net Assets                                                               $    183,603,929
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 Net Asset Value Per Share ($183,603,929 / 19,290,274 shares                                 $9.52
 outstanding)
 Redemption Proceeds Per Share (99.00/100 of $9.52)*                                         $9.42

* See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
STATEMENT OF OPERATIONS

YEAR ENDED FEBRUARY 28, 1998

 INVESTMENT INCOME:
 Interest                                                                             $ 13,282,008
 EXPENSES:
 Investment advisory fee                                           $   1,201,782
 Administrative personnel and services fee                               151,178
 Custodian fees                                                           26,765
 Transfer and dividend disbursing agent fees and                         173,656
 expenses
 Directors'/Trustees' fees                                                11,402
 Auditing fees                                                            19,496
 Legal fees                                                                3,643
 Portfolio accounting fees                                                77,689
 Distribution services fee                                               500,743
 Shareholder services fee                                                500,743
 Share registration costs                                                 18,502
 Printing and postage                                                     38,273
 Insurance premiums                                                        3,420
 Miscellaneous                                                            36,010
     Total expenses                                                    2,763,302
 Waivers--
     Waiver of investment advisory fee                   $ (65,849)
     Waiver of distribution services fee                  (480,712)
     Waiver of shareholder services fee                    (20,029)
        Total waivers                                                   (566,590)
               Net expenses                                                              2,196,712
                 Net investment income                                                  11,085,296
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                          732,553
 Net change in unrealized appreciation of investments                                   (1,619,779)
     Net realized and unrealized loss on investments                                      (887,226)
        Change in net assets resulting from operations                                $ 10,198,070

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED FEBRUARY 28,
                                                                    1998               1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                           $   11,085,296   $   13,919,021
 Net realized gain (loss) on investments ($732,553 net gain
 and $254,661 net gain, respectively, as computed for federal
 tax purposes)                                                          732,553          254,661
 Net change in unrealized appreciation/(depreciation)                (1,619,779)         222,590
   Change in net assets resulting from operations                    10,198,070       14,396,272
 NET EQUALIZATION CREDITS (DEBITS)--                                    (47,779)        (117,558)
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                           (11,003,484)     (13,801,463)
 Distributions in excess of net investment income                          --           (408,205)
   Change in net assets resulting from distributions to             (11,003,484)     (14,209,668)
   shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                         5,903,553       19,371,631
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                            6,981,358        8,817,292
 Cost of shares redeemed                                            (52,875,114)    (108,002,125)
   Change in net assets resulting from share transactions           (39,990,203)     (79,813,202)
     Change in net assets                                           (40,843,396)     (79,744,156)
 NET ASSETS:
 Beginning of period                                                224,447,325      304,191,481
 End of period (including undistributed net investment income
 of $129,391 and $47,579, respectively)                          $  183,603,929   $  224,447,325

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                YEAR ENDED FEBRUARY 28 OR 29,
                                                  1998      1997          1996         1995        1994
 NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.56       $ 9.55       $ 9.46       $ 9.79      $ 9.90
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                           0.53         0.52         0.54         0.47        0.43
  Net realized and unrealized gain (loss)        (0.04)        0.03         0.08        (0.32)      (0.11)
  on investments
  Total from investment operations                0.49         0.55         0.62         0.15        0.32
 LESS DISTRIBUTIONS
  Distributions from net investment income       (0.53)       (0.52)       (0.53)       (0.47)      (0.43)
  Distributions in excess of net investment         --        (0.02)          --        (0.01)         --
  income(a)
  Total distributions                            (0.53)       (0.54)       (0.53)       (0.48)      (0.43)
 NET ASSET VALUE, END OF PERIOD                 $ 9.52       $ 9.56       $ 9.55       $ 9.46      $ 9.79
 TOTAL RETURN(B)                                  5.25%        5.90%        6.77%        1.58%       3.27%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                        1.10%        1.02%        1.02%        1.02%       1.02%
  Net investment income                           5.53%        5.42%        5.67%        4.76%       4.38%
  Expense waiver/reimbursement(c)                 0.28%        0.42%        0.34%        0.30%       0.24%
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)     $183,604     $224,447     $304,191     $419,095    $798,213
  Portfolio turnover                                67%         108%         144%         170%         40%

(a) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998

1. ORGANIZATION

Federated Adjustable Rate U.S. Government Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of accumulated equalization. The following reclassifications have been made to the financial statements.

                    UNDISTRIBUTED NET
 PAID-IN CAPITAL    INVESTMENT INCOME
      $(47,779)            $47,779

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal#tax are necessary.

At February 28, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $42,772,534, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR    EXPIRATION AMOUNT
       2001           $ 5,250,045
       2002            12,916,149
       2003            21,867,393
       2004             2,738,947

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of Fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use"the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At February 28, 1998, there were 5,000,000,000 shares of $0.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                     YEAR ENDED FEBRUARY 28,
                                                                     1998                 1997
 Shares sold                                                         617,746              2,031,531
 Shares issued to shareholders in payment of distributions           731,042                926,281
 declared
 Shares redeemed                                                  (5,527,238)           (11,343,231)
  Net change resulting from share transactions                    (4,178,450)            (8,385,419)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1998, were as follows:

PURCHASES   $130,593,267
SALES       $177,484,104

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Adjustable Rate U.S. Government Fund, Inc. as of February 28, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended February 28, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Adjustable Rate U.S. Government Fund, Inc. as of February 28, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania

April 10, 1998

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas S. Constantakis
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer and Secretary

Nicholas J. Seitanakis
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314072109
G00588-01 (4/98)

[Graphic]






                                    APPENDIX



A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 7/25/91 to 2/28/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $12,000 and indicates that the ending value of hypothetical initial investment of $7,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $9,517 on 2/28/98.


A2: The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 7/25/91 to 2/28/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $8,356 on 2/28/98.


A3: The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 7/25/91 to 2/28/98. The "y" axis is measured in increments of $40,000 ranging from $0 to $160,000 and indicates that the ending value of hypothetical initial investment of $100,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $135,952 on 2/28/98.


A4: The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Shares of Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") are represented by a solid line. The Lehman Brothers Adjustable Rate Mortgage Index ("LBARMI") is represented by a dotted line, the Lipper Adjustable Rate Mortgage Funds Average ("LARMFA") is represented by a dashed line, the Merrill Lynch 1-year Treasury Index ("ML1YTI") is represented by a broken line and the Merrill Lynch 2-year Treasury Index ("ML2YTI") is represented by a broken / dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in shares of the Fund, the LBARMI, the LARMFA, the ML1YTI and the ML2YTI. The "x" axis reflects computation periods from 7/25/91 to 2/28/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in shares of the Fund as compared to the LBARMI, the LARMFA, the ML1TYI and the ML2YTI. The ending values were $13,596, $14,815, $13102, $14,994, and $14,094, respectively.
The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one and five year periods ended 2/28/98 and from the start of performance of the Fund (7/25/91) to 2/28/98. The total returns were 4.14%, 4.54% and 4.76%, respectively.